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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): December 11, 2000

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                              TRICORD SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


              Delaware                    0-21366                41-1590621
(State of or other jurisdiction of      (Commission           (I.R.S. Employer
            incorporation)              File Number)         Identification No.)

   2905 Northwest Boulevard, Suite 20,
           Plymouth, Minnesota                               55441
 (Address of principal executive offices)                  (zip code)


       Registrant's telephone number, including area code: (763) 557-9005










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ITEM 9.  REGULATION FD DISCLOSURE

On December 11, 2000, Tricord Systems, Inc. issued two press releases announcing the introduction of its Lunar Flare(TM) NAS server appliance and announcing the introduction of its Illumina(TM) aggregation software and business roadmap. A copy of each of the press releases is attached hereto as Exhibits 99.1 and 99.2, the text of each of which is incorporated by reference herein.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TRICORD SYSTEMS, INC.


Dated:   December 11, 2000             By /s/ Steven E. Opdahl
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                                          Steven E. Opdahl
                                          Chief Financial Officer



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                                INDEX TO EXHIBITS


Exhibit  Item                                                   Method of Filing
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99.1     Press Release dated December 11, 2000, announcing      Filed herewith
         introduction of Lunar Flare(TM)NAS server appliance.   electronically

99.2     Press Release dated December 11, 2000, announcing      Filed herewith
         introduction of Illumina(TM) aggregation software      electronically
         and business roadmap.